Exhibit 10.19

THIRD AMENDMENT
TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of September 12, 2003, is made by and among Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC (the “Company”), Huntsman Petrochemical, Huntsman EPS, Polymers, Huntsman Fuels and Huntsman International Trading Corporation (each, along with the Company, referred to herein as a “Borrower” and collectively as “Borrowers”, with the Company acting in its capacity as Funds Administrator for the Borrowers), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent for the Lenders (as such term is hereinafter defined) (“Administrative Agent”), and the undersigned financial institutions, including Deutsche Bank, in their capacities as Lenders.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and certain financial institutions parties thereto (each, a “Lender”; collectively, the “Lenders”) are parties to that certain Revolving Credit Agreement dated as of September 30, 2002 (as amended, the “Credit Agreement”).

WHEREAS, the undersigned desire to (i) permit Borrower to incur up to $600 million in second priority senior secured notes (the “Second Priority Senior Notes”); (ii) permit the Second Priority Senior Notes to be secured by a Lien on the Collateral which is junior to the Liens created by the Security Documents; (iii) apply the net proceeds of the Second Priority Senior Notes in accordance with the terms of this Agreement; and (iv) make certain other amendments to the Credit Agreement as specified herein.

NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                  DEFINITIONS

1.1.                                  Defined Terms.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement.

SECTION 2.                                  AMENDMENTS TO CREDIT AGREEMENT

2.1.                                  Amendments to Credit Agreement.  The Credit Agreement is amended, effective as of the Effective Date (as defined below), as follows:

(a)                          Section 1.1.    The following definitions are hereby inserted alphabetically into Section 1.1 of the Credit Agreement:

“Second Priority Senior Notes” shall mean those certain second priority senior secured notes to be issued by the Company as permitted by Section 8.2(q), and secured by a Lien on the Collateral that is junior to the Liens securing the Obligations.

“Second Priority Senior Notes Indenture” shall mean that certain Indenture to be entered into with respect to the Second Priority Senior Notes; provided, that (i) the terms and conditions thereof shall be satisfactory to the Administrative Agent and, in any event, not be more restrictive to Borrower than those set forth herein, (ii) the Second Priority Senior Notes shall, at the date of issuance, be at or below a market interest rate for comparable instruments and (iii) in no event shall any scheduled principal payments be required to be made on the Second Priority Senior Notes prior to the Commitment Termination Date.

“Second Priority Senior Notes Obligations” shall mean the obligations incurred by Borrower under the Second Priority Senior Notes Indenture, as evidenced by the Second Priority Senior Notes.

(b)                          Section 4.5.    Section 4.5 of the Credit Agreement is hereby amended by adding the following as Section 4.5(i):

“(i)                      Mandatory Prepayment with Proceeds of Second Priority Senior Notes.                        No later than the Business Day of receipt by any Borrower of the cash proceeds  (net of underwriting discounts, similar placement fees and commissions and other reasonable costs and expenses associated therewith) from the issuance of the Second Priority Senior Notes, Borrowers shall prepay the Loans in an amount up to $65,000,000,provided, in the event that the aggregate principal amount of the Second Priority Senior Notes on the issue date is less than $375,000,000, the required prepayment amount of Loans shall be reduced by the percentage by which the actual principal amount of the Second Priority Senior Notes on the issue date is less than $375,000,000 (such that, for example, if the aggregate principal amount of the Second Priority Senior Notes on the issue date is $300,000,000, the required prepayment amount of Loans shall be $52,000,000).”

(c)                          Section 6.13(c).  Section 6.13(c) of the Credit Agreement is hereby amended by (i) replacing the reference in clause (ii) thereof to “Borrower’s Subsidiaries” with a reference to “Borrower’s Restricted Subsidiaries”; and (ii) replacing the phrase “Borrower or any of its Subsidiaries” in clause (iii) thereof with the phrase “Borrower or any of its Restricted Subsidiaries”.

(d)                          Section 8.1.  Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (l) of such section, (ii) deleting the period at the end of clause (m) of such section and replacing it with “; and” and (iii) inserting the following new clause (n) at the end of such section:

“(n)                   Liens securing the Second Priority Senior Notes Obligations on a pari passu basis with the Term Loan Obligations, but only to the extent that such Indebtedness is permitted by Section 8.2.”

(e)                          Section 8.2.  Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) of such section, (ii) deleting the period at the end of clause (p) of such section and replacing it with “; and” and (iii) inserting the following new clause (q) at the end of such section:

“(q)                    Indebtedness incurred pursuant to the Second Priority Senior Notes Indenture and evidenced by the Second Priority Senior Notes, but only to the extent that such Indebtedness is incurred on or prior to November 28, 2003, and is in an aggregate principal amount not less than $300,000,000 or more than $600,000,000 and guarantees thereof by any Subsidiary Guarantor.”

(f)                            Section 8.13.  Section 8.13(a) of the Credit Agreement is hereby amended by inserting the phrase “, the Second Priority Senior Notes Indenture” immediately prior to the phrase “or the agreement governing Permitted Junior Debt”, where such phrase appears in such section.

(g)                         Section 8.15.  Section 8.15 of the Credit Agreement is hereby amended by (i) inserting “(i)” immediately following the comma following the word “provided” in the proviso in such section and (ii) immediately prior to the period at the end of such proviso, inserting the following:

“and (ii) HSCHC and HSCC may incur (x) Liens securing the Second Priority Senior Notes on a pari passu basis with the Term Loan Obligations and (y) Indebtedness consisting of guarantees of Indebtedness incurred pursuant to Section 8.2(q).”

(h)                         Section 8.23.  A new Section 8.23 is hereby inserted into the Credit Agreement as follows:

“8.23  Amendments or Modifications to Second Priority Notes.  No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, either:

(a)                          Amend, modify, waive or supplement, or cause to be amended, modified, waived or supplemented, any provision of the Second Priority Senior Notes Indenture or the terms of the Second Priority Senior Notes, unless such amendment, modification, waiver or supplement is approved by the Administrative Agent and, if adverse to the interests of the Lenders (as determined by the Administrative Agent in its sole reasonable discretion after reasonable advance notice of such proposed change), by the Required Lenders; or

(b)                         Make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, any Second Priority Senior Notes, except as required by the Second Priority Senior Notes Indenture.”

SECTION 3.                                  CONSENT

The undersigned Lenders hereby consent to and authorize the Collateral Agent to, as of the Effective Date, amend and/or amend and restate the Intercreditor Agreement, in a manner satisfactory to the Administrative Agent, and to enter into such other intercreditor documents or arrangements as are satisfactory to the Administrative Agent, in each case so as to provide that (i) the Collateral shall ratably secure both the Obligations (as defined in the Second Priority Security Agreement (as defined in the Intercreditor Agreement)) and the Second Priority Senior Notes Obligations by Liens on the Collateral which are junior and subject in all respects to the Liens created pursuant to the Loan Documents; and (ii) so long as the Obligations remain outstanding, the Administrative Agent, acting at the direction of the requisite lenders under the Credit Agreement, and the Administrative Agent (as defined in the Amended and Restated Credit Ageement), acting at the direction of the requisite lenders under the Amended and Restated Credit Agreement, shall have full authority to control the release and disposition of the Collateral.

SECTION 4.                                  REPRESENTATIONS AND WARRANTIES

4.1.                                  Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

(a)                          Power and Authority.  Each Borrower has the power and authority to execute, deliver and perform this Agreement and, in the case of each Credit Party, all agreements, documents and instruments executed and delivered pursuant to this Agreement, and each Borrower and each Credit Party have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and all agreements, documents and instruments executed and delivered by it pursuant to this Agreement, as the case may be.

(b)                          Binding Obligation.  This Agreement has been duly executed and delivered by each Borrower and the Acknowledgement and Consent (as hereinafter defined) has been duly executed by each Subsidiary Guarantor, and such documents are the legal, valid and binding obligation of each such entity a party thereto, enforceable against such entity in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c)                          Incorporation of Representations and Warranties from the Credit Agreement.  After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct at and as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(d)                          No Violation or Conflict.  Neither execution, delivery and performance of this Agreement or the Third Amendment to the Amended and Restated Credit Agreement of even date herewith by any Credit Party nor the transactions contemplated hereby will (i) contravene any provision of any Requirement of Law applicable to any Credit Party or (ii) conflict with or result in a breach by any Credit Party of any Organizational Document of any of them or any term of any Material Agreement.

(e)                          No Additional Consents Required.  No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement other than those obtained and in full force and effect.

(f)                            Absence of Default.  No Event of Default or Unmatured Event of Default will exist or be continuing.

(g)                         Good Standing.  On the Effective Date, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

(h)                         No Amendment to Bylaws.  A true and complete copy of the bylaws of each Credit Party (or equivalent document) has been delivered to the Administrative Agent prior to or on the date of this Agreement.

SECTION 5.                                  CONDITIONS PRECEDENT

5.1.                                  Conditions to Effectiveness of Agreement.  This Agreement shall become effective upon satisfaction of the following conditions precedent:

(a)                          Execution and Delivery of Agreement.  Each Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Agreement.

(b)                          Execution and Delivery of Amended and Restated Credit Agreement Amendment.  The Company, the administrative agent under the Amended and Restated Credit Agreement, and lenders holding at least 66 2/3% of the Loans (as such term is defined in the Amended and Restated Credit Agreement) shall have executed and delivered that certain Third Amendment to the Amended and Restated Credit Agreement.

5.2.                                  Conditions to Effectiveness of Sections 2 and 3 of Agreement.  Sections 2 and 3 of this Agreement shall, notwithstanding the prior effectiveness of the Agreement, become effective upon satisfaction of the following conditions precedent (the “Effective Date”), which shall in no event occur later than November 28, 2003; provided, however, that notwithstanding anything herein to the contrary, Section 2.1(c) of this Agreement shall become effective on the date hereof.

(a)                          Execution and Delivery of Amended and Restated Security Agreement.  The Term Collateral Agent, the trustee under the Second Priority Senior Notes

Indenture and Borrower shall have executed and delivered an amendment and restatement of the Second Priority Security Agreement (as such term is defined in the Intercreditor Agreement) in form satisfactory to the Administrative Agent.

(b)                          Execution and Delivery of Amended and Restated Intercreditor Agreement.  The Collateral Agent, the Term Collateral Agent, the trustee under the Second Priority Senior Notes Indenture and Borrower shall have executed and delivered an amendment and restatement of the Intercreditor Agreement in form satisfactory to the Administrative Agent.

(c)                          Other Security Documents.  The Collateral Agent, the Term Collateral Agent, the trustee under the Second Priority Senior Notes Indenture and Borrower shall have executed and delivered such Security Documents and/or amendments or supplements thereto as may be satisfactory to the Administrative Agent.

(d)                          Other Documents and Actions.  The Administrative Agent shall have received each of the following documents and/or confirmed the occurrence of the following specified actions, as the case may be, each of which shall be satisfactory in form and substance to the Administrative Agent and its counsel:

(1)           Officer’s Certificate.  A bringdown certificate of an officer of each Borrower dated the Effective Date in the form of Exhibit A attached hereto;

(2)           Acknowledgement and Consent.  An Acknowledgement and Consent dated the Effective Date in the form of Exhibit B attached hereto (the “Acknowledgement and Consent”), duly executed and delivered by each Subsidiary Guarantor;

(3)           Approvals.  All necessary governmental (domestic and foreign) and third party approvals in connection with this Agreement and the transactions contemplated hereby and by the other Loan Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of this Agreement or the other transactions contemplated by the Loan Documents and otherwise referred to herein or therein.  Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon all or any part of this Agreement, the transactions contemplated hereunder or by the Loan Documents;

(4)           Litigation.  No litigation by any entity (private or governmental) shall be pending or, to the best knowledge of any Borrower, threatened with respect to this Agreement, any other Loan Document or any documentation executed in connection herewith or the transactions contemplated hereby, or which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect;

(5)           Adverse Change.  Since December 31, 2002, nothing shall have occurred (and the Lenders shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has, or could have, a Material Adverse Effect;

(6)           Corporate Proceedings.  All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which the Administrative Agent or the Required Lenders reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities;

(7)           Legal Opinions.  Such legal opinions of counsel to the Borrowers as may be requested by the Administrative Agent or its counsel, including without limitation the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP;

(8)           Certified Copies of Second Priority Senior Notes Documents.  Copies of the Second Priority Senior Notes Indenture and the relevant documents entered into in connection with the offering of the Second Priority Senior Notes, each certified as true, correct and complete by a Responsible Officer; and

(9)           Other Matters.  Such other instruments, documents, certificates and opinions in respect of such matters as the Administrative Agent may reasonably request.

(e)                          No Defaults.  After giving effect to this Agreement, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

(f)                            Representations and Warranties.  After giving effect to this Agreement, the representations and warranties of each Borrower and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(g)                         Fees.  Borrowers shall have paid to the Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to Section 6.1(a) of this Agreement.

(h)                         Other Matters.  The Administrative Agent shall have received such other instruments and documents as the Administrative Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

SECTION 6.                                  MISCELLANEOUS

6.1.                                  Miscellaneous.  The parties hereto hereby further agree as follows:

(a)                          Fees, Costs, Expenses and Taxes.  The Borrowers agree to pay to the Administrative Agent on behalf of each Lender which has executed and delivered this Agreement on or prior to 3:00 p.m. E.D.T. on August 13, 2003, an amendment fee (the “Amendment Fee”) of 0.125% of the aggregate outstanding principal amount of the Commitments, which Amendment Fee shall be paid on or prior to the date hereof.  The Amendment Fee shall be fully earned as of the date of this Agreement.  The Borrowers further agree to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

(b)                          Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

(c)                          Headings.  Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(d)                          Integration.  This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)                          Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(f)                            Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrowers, the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrowers, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)                         Limitations.  Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit

Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of the Administrative Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

(h)                         Reference to and Effect on the Credit Agreement.  The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof.  On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  The Borrowers acknowledge and agree that this Agreement constitutes a “Loan Document” for purposes of the Credit Agreement.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 13.1 of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
Individually as a Lender and as
Administrative Agent

By:	/s/ Marco Orlando
Name:	Marco Orlando
Title:	Director

Deutsche Bank Trust Company Americas
222 S. Riverside Plaza
Chicago, IL 60606
Attention: Frank Fazio
Tel. No.: (312) 537 - 1700
Telecopier No.: (312) 537 - 1327

HUNTSMAN LLC

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President and Treasurer

HUNTSMAN PETROCHEMICAL
CORPORATION

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President and Treasurer

Third Amendment to Revolving

Credit Agreement

HUNTSMAN EXPANDABLE
POLYMERS COMPANY, LC

By: Huntsman Chemical Company LLC, its
Manager

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President, Administration

HUNTSMAN INTERNATIONAL
TRADING CORPORATION

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President

HUNTSMAN FUELS, L.P.

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President

HUNTSMAN POLYMERS
CORPORATION

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Vice President and Treasurer

EXHIBIT A

FORM OF
OFFICER’S CERTIFICATE

I,                                 , a duly qualified and acting officer of [          ], a [                        ] (the “Borrower”), hereby certify that I am a Responsible Officer of the Borrower and further certify on behalf of the Borrower that:

1.           This Certificate is furnished pursuant to Section 4.1(c)(1) of the Third Amendment to Revolving Credit Agreement, dated as of September 12, 2003 (the “Amendment”), among the Borrowers, Deutsche Bank Trust Company Americas, as Administrative Agent and the financial institutions party thereto.  Unless otherwise defined herein, any capitalized terms used herein have the meanings set forth in the Amendment.

2.           After giving effect to the Amendment, the representations and warranties of the Borrower and the other Credit Parties contained in the Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

3.           After giving effect to the Amendment, no Event of Default or Unmatured Event of Default will exist or be continuing.

4.           The conditions set forth in Section 5 of the Amendment have been fully satisfied or waived.

IN WITNESS WHEREOF, I have hereunto signed my name this        day of                   , 2003.

By:
Its:

A-1

EXHIBIT B

FORM OF
ACKNOWLEDGMENT AND CONSENT

The undersigned entities, constituting Subsidiaries of the Borrowers (each, a “Subsidiary Guarantor”), hereby acknowledge that they have reviewed the terms and provisions of the Revolving Credit Agreement dated as of September 30, 2002, by and among the Borrowers party thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders parties thereto (as heretofore amended, modified or supplemented, the “Agreement”; capitalized terms used herein without definition have the meanings ascribed thereto in the Agreement) and this Third Amendment to Revolving Agreement (the “Amendment”) and consent to the amendment of the Agreement pursuant to this Amendment and the other matters contemplated under the Amendment.

Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment.  Each Subsidiary Guarantor represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Amendment and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material  respects as of such earlier date).

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each Subsidiary Guarantor is not required by the terms of the Agreement or any other Loan Document to consent to the amendment of the Agreement effected pursuant to this Amendment and (ii) nothing in the Agreement or this Amendment or any other Loan Document shall be deemed to require the consent of each Subsidiary Guarantor to any future amendment of the Agreement or any other Loan Document.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Acknowledgement and Consent to the Third Amendment to Revolving Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of the        day of                 , 2003.

[signature page follows]

B-1

HUNTSMAN CHEMICAL PURCHASING CORPORATION

HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION

POLYMER MATERIALS INC.

AIRSTAR CORPORATION

HUNTSMAN PROCUREMENT CORPORATION

JK HOLDINGS CORPORATION

HUNTSMAN SPECIALTY CHEMICALS HOLDING CORPORATION

By:
Name:
Title:

HUNTSMAN AUSTRALIA INC.

HUNTSMAN CHEMICAL FINANCE CORPORATION

HUNTSMAN ENTERPRISES INC.

HUNTSMAN FAMILY CORPORATION

HUNTSMAN GROUP HOLDINGS FINANCE CORPORATION

HUNTSMAN GROUP INTELLECTUAL PROPERTY HOLDINGS CORPORATION

HUNTSMAN INTERNATIONAL SERVICES CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL FINANCE CORPORATION

By:
Name:
Title:

HUNTSMAN PETROCHEMICAL CANADA HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN POLYMERS HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN CHEMICAL COMPANY LLC

By:
Name:
Title:

PETROSTAR FUELS LLC

By:
Name:
Title:

HUNTSMAN PURCHASING, LTD.

By:  Huntsman Procurement Corporation, its General Partner

By:
Name:
Title:

PETROSTAR INDUSTRIES LLC

By:
Name:
Title: